UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2006

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

100 West Sixth Street, Suite 300
Media, Pennsylvania		19063
(Address of principal		(Zip Code)
executive offices)

(610) 480-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01               Other Events.

On March 1, 2006, InfraSource Services, Inc. issued a press release announcing that it filed a registration statement on Form S-3 with the Securities and Exchange Commission relating to an offering of up to 13,000,000 shares of its common stock.  The shares are being offered by certain stockholders of the Company in an underwritten public offering.  InfraSource will not receive any of the proceeds of this offering.  A copy of such press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press Release, dated March 1, 2006, issued by InfraSource Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.
(Registrant)

	By:	Deborah C. Lofton
Date: March 1, 2006	Name	Deborah C. Lofton
	Title:	Senior Vice President, General Counsel and Secretary